EXHIBIT 99.1


SUMMIT  FINANCIAL  CORPORATION
P  O  BOX  1087
GREENVILLE,  SC  29602
864/242-2265
WWW.SUMMIT-BANK.COM

                                  NEWS RELEASE


DATE:     July  22,  2003

RELEASE  DATE:     Immediate


                      SUMMIT FINANCIAL CORPORATION REPORTS
                     32% INCREASE IN SECOND QUARTER EARNINGS


     GREENVILLE, SC -- Summit Financial Corporation (NASDAQ/Small Cap: SUMM) today reported record quarterly income in excess of $1 million. Net income was $1,059,000 for the second quarter of 2003, a 32% increase from $800,000 for the same quarter of 2002. Net income per diluted share was $0.23 for the quarter ended June 30, 2003, compared to $0.18 for the second quarter of 2002. For the second quarter of 2003, the Company reported significant increases in ROA and ROE at 1.31% and 13.90%, respectively.
For the first six months of 2003, net income was $1,968,000, or $0.43 per diluted share, which represents a 25% increase over the 2002 net income of $1,573,000, or $0.35 per diluted share. ROA was reported at 1.26% for the first six months of 2003, while ROE increased to 13.26% for the same period. The primary factors in the improved earnings were the increase in net interest income related to the continued reduction in cost of funds, the higher amount of gains on sales of securities during the period, and the reduction in overhead expenses.
At June 30, 2003, assets totaled $323.3 million, a 12% increase from June 30, 2002 assets of $288.8 million. Gross loans totaled $222.3 million at the end of the second quarter of 2003, while investments, the second largest component of earning assets, grew 65% from the prior year to $74.9 million at June 30, 2003. Asset growth was funded by the 7% increase in deposits which totaled $244.0 million at June 30, 2003. The majority of the deposit growth was in the time deposit categories.
     Loans past due in excess of 90 days were $137,000 or 0.06% of consolidated outstanding loans at June 30, 2003, while non-accrual loans totaled $591,000 at that date. Net charge-offs for the first six months of 2003 totaled $139,000 or 0.12% of average loans. The consolidated allowance for loan losses was 1.63% of gross loans at June 30, 2003.
     The Company ended the second quarter of 2003 with total equity of $31.4 million, a total risk-based capital ratio of 13.7%, and an increase in book value to $7.73.


                  SUMMIT FINANCIAL CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                     ($ in thousands, except per share data)
                                   (Unaudited)


                                           For the quarter ended
                                                  June 30,          PERCENT
INCOME STATEMENT DATA                        2003         2002       CHANGE
----------------------------------------  -----------  -----------  --------
Net interest income. . . . . . . . . . .  $    3,061   $    2,913         5%
Provision for loan losses. . . . . . . .         229          225         2%
Noninterest income . . . . . . . . . . .         855          662        29%
Noninterest expenses . . . . . . . . . .       2,148        2,178       (1%)
Provision for income taxes . . . . . . .         480          372        29%
Net income . . . . . . . . . . . . . . .       1,059          800        32%

Per share data (1):
   Basic net income. . . . . . . . . . .  $     0.26   $     0.20        30%
   Diluted net income. . . . . . . . . .  $     0.23   $     0.18        28%
Average diluted shares outstanding . . .   4,612,000    4,539,000         2%

Return on average assets . . . . . . . .        1.31%        1.13%       16%
Return on average equity . . . . . . . .       13.90%       12.54%       11%
Net interest margin. . . . . . . . . . .        4.10%        4.49%      (9%)


                                          For the six months ended
                                                   June 30,
                                                                    PERCENT
INCOME STATEMENT DATA. . . . . . . . . .        2003         2002   CHANGE
----------------------------------------  -----------  -----------  --------

Net interest income. . . . . . . . . . .  $    6,021   $    5,767         4%
Provision for loan losses. . . . . . . .         402          350        15%
Noninterest income . . . . . . . . . . .       1,616        1,344        20%
Noninterest expenses . . . . . . . . . .       4,370        4,451       (2%)
Provision for income taxes . . . . . . .         897          737        22%
Net income . . . . . . . . . . . . . . .       1,968        1,573        25%

Per share data (1):
   Basic net income. . . . . . . . . . .  $     0.49   $     0.40        23%
   Diluted net income. . . . . . . . . .  $     0.43   $     0.35        22%
   Book value. . . . . . . . . . . . . .  $     7.73   $     6.58        17%
Average diluted shares outstanding . . .   4,583,000    4,474,000         2%

Return on average assets . . . . . . . .        1.26%        1.13%       12%
Return on average equity . . . . . . . .       13.26%       12.56%        6%
Net interest margin. . . . . . . . . . .        4.16%        4.50%      (8%)


                                                    June 30,        PERCENT
BALANCE SHEET DATA . . . . . . . . . . .        2003         2002   CHANGE
----------------------------------------  -----------  -----------  --------

Total assets . . . . . . . . . . . . . .  $  323,300   $  288,771        12%
Total earning assets . . . . . . . . . .     303,551      273,606        11%
Gross loans. . . . . . . . . . . . . . .     222,268      216,074         3%
Allowance for loan losses. . . . . . . .       3,633        3,026        20%
Investment securities. . . . . . . . . .      74,866       45,396        65%
Total deposits . . . . . . . . . . . . .     243,952      228,424         7%
Total interest-bearing liabilities . . .     250,918      228,083        10%
Shareholders' equity . . . . . . . . . .      31,363       26,280        19%

Net charge-offs to average loans . . . .        0.12%        0.25%     (52%)
Allowance for loan losses to gross loans        1.63%        1.40%       16%

Tier 1 risk-based capital ratio. . . . .       12.49%       11.26%       11%
Total risk-based capital ratio . . . . .       13.74%       12.51%       10%
Leverage ratio . . . . . . . . . . . . .        9.58%        9.25%        4%

 (1)  Restated  to  reflect  all  5%  stock  dividends.


                  SUMMIT FINANCIAL CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                ($ in thousands)
                                   (Unaudited)


                                                June 30,    June 30,
                                                  2003        2002
                                               ----------  ----------
ASSETS
Cash and due from banks . . . . . . . . . . .  $  14,300   $   8,812
Interest-bearing bank balances. . . . . . . .      1,730       4,644
Federal funds sold. . . . . . . . . . . . . .      1,869       5,409
Investments available for sale. . . . . . . .     74,866      45,396
Loans, net of unearned income . . . . . . . .    222,268     216,074
Less: allowance for loan losses . . . . . . .     (3,633)     (3,026)
                                               ----------  ----------
   Net loans. . . . . . . . . . . . . . . . .    218,635     213,048
Premises and equipment, net . . . . . . . . .      4,116       4,298
Other assets. . . . . . . . . . . . . . . . .      7,784       7,164
                                               ----------  ----------

                                               $ 323,300   $ 288,771
                                               ==========  ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
 Demand . . . . . . . . . . . . . . . . . . .  $  38,809   $  31,941
 Interest-bearing demand. . . . . . . . . . .     24,141      21,605
 Savings and money market . . . . . . . . . .     70,132      71,572
 Time deposits, $100,000 and over . . . . . .     53,433      47,829
 Other time deposits. . . . . . . . . . . . .     57,437      55,477
                                               ----------  ----------
                                                 243,952     228,424
FHLB advances . . . . . . . . . . . . . . . .     45,775      31,600
Other liabilities . . . . . . . . . . . . . .      2,210       2,467
                                               ----------  ----------
     Total liabilities. . . . . . . . . . . .    291,937     262,491
                                               ----------  ----------

Shareholders' equity:
  Common stock, $1.00 par value;
    20,000,000 shares authorized; issued and
     outstanding 4,058,218 shares . . . . . .      4,058       3,804
  Additional paid-in capital. . . . . . . . .     21,507      18,446
  Retained earnings . . . . . . . . . . . . .      4,830       3,952
  Accumulated other comprehensive income, net      1,010         198
  Nonvested restricted stock. . . . . . . . .        (42)       (120)
                                               ----------  ----------
     Total shareholders' equity . . . . . . .     31,363      26,280
                                               ----------  ----------

                                               $ 323,300   $ 288,771
                                               ==========  ==========



                              SUMMIT FINANCIAL CORPORATION
                             CONSOLIDATED INCOME STATEMENTS
                         ($ in thousands, except per share data)



                                             For the quarter        For the six months
                                              ended June 30,          ended June 30,
                                          ----------------------  ----------------------
                                             2003        2002        2003        2002
                                          ----------  ----------  ----------  ----------
INTEREST INCOME:
 Interest on loans . . . . . . . . . . .  $    3,554  $    3,765  $    7,126  $    7,533
 Interest on investment securities . . .         832         626       1,529       1,262
 Other interest income . . . . . . . . .          38          62          98         123
                                          ----------  ----------  ----------  ----------
                                               4,424       4,453       8,753       8,918
                                          ----------  ----------  ----------  ----------

INTEREST EXPENSE:
 Interest on deposits. . . . . . . . . .         940       1,147       1,892       2,357
 Other interest expense. . . . . . . . .         423         393         840         794
                                          ----------  ----------  ----------  ----------
                                               1,363       1,540       2,732       3,151
                                          ----------  ----------  ----------  ----------
     Net interest income . . . . . . . .       3,061       2,913       6,021       5,767
PROVISION FOR LOAN LOSSES. . . . . . . .         229         225         402         350
                                          ----------  ----------  ----------  ----------
     Net interest income after provision       2,832       2,688       5,619       5,417
                                          ----------  ----------  ----------  ----------

NONINTEREST INCOME:
 Service charges on deposit accounts . .         137         144         274         271
 Credit card fees and income . . . . . .         108         125         203         237
 Insurance sales commissions . . . . . .         116         141         214         360
 Gain on sale of securities. . . . . . .         181          30         355          45
 Other income. . . . . . . . . . . . . .         313         222         570         431
                                          ----------  ----------  ----------  ----------
                                                 855         662       1,616       1,344
                                          ----------  ----------  ----------  ----------
NONINTEREST EXPENSES:
 Salaries, wages and benefits. . . . . .       1,279       1,334       2,593       2,701
 Occupancy . . . . . . . . . . . . . . .         165         160         333         319
 Furniture, fixtures and equipment . . .         160         166         320         349
 Other operating expenses. . . . . . . .         544         518       1,124       1,082
                                          ----------  ----------  ----------  ----------
                                               2,148       2,178       4,370       4,451
                                          ----------  ----------  ----------  ----------

Income before income taxes . . . . . . .       1,539       1,172       2,865       2,310
Provision for income taxes . . . . . . .         480         372         897         737
                                          ----------  ----------  ----------  ----------

NET INCOME . . . . . . . . . . . . . . .  $    1,059  $      800  $    1,968  $    1,573
                                          ==========  ==========  ==========  ==========
NET INCOME PER COMMON SHARE:
  BASIC. . . . . . . . . . . . . . . . .  $     0.26  $     0.20  $     0.49  $     0.40
                                          ==========  ==========  ==========  ==========
  DILUTED. . . . . . . . . . . . . . . .  $     0.23  $     0.18  $     0.43  $     0.35
                                          ==========  ==========  ==========  ==========

AVERAGE DILUTED COMMON EQUIVALENT
  SHARES OUTSTANDING . . . . . . . . . .   4,612,000   4,539,000   4,583,000   4,474,000
                                          ==========  ==========  ==========  ==========



     Summit  Financial  Corporation,  www.summit-bank.com,  headquartered  in
                                      -------------------
Greenville, SC, is the parent holding company for Summit National Bank and Freedom Finance, Inc., a consumer finance company. Summit National Bank provides a full range of banking services designed to meet substantially all of the financial needs of its customers from its four full-service branches in the Upstate of South Carolina. Through its subsidiary, Summit Investment Services, Inc., Summit provides nondeposit investments and financial management services. Freedom Finance specializes in making small dollar installment loans to individuals from 11 branch locations throughout South Carolina.


Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Annual Report on Form 10-K for the year ended
December  31,  2002.


CONTACTS:
     J.  Randolph  Potter,  President  &  CEO,  (864)  240-5886
     Blaise  B.  Bettendorf,  Chief  Financial  Officer,  (864)  240-5890